EXHIBIT 10(a)

                      EMPLOYMENT AGREEMENT


     THIS AGREEMENT is made and entered into as of this 1st day of May, 2000, by and between STANDEX INTERNATIONAL CORPORATION, a Delaware corporation with its executive offices in Salem, New
Hampshire (hereinafter referred to as "Employer"), and

                        DAVID R. CRICHTON

of Windham, New Hampshire (hereinafter referred to as "Executive").

     WHEREAS, the Executive and the Employer entered into a written Employment Agreement on or about February 1, 1998 (the
"February 1998 Agreement") with respect to the Executive's employment for the Employer; and

     WHEREAS, the February 1998 Agreement at this point in time does not accurately memorialize certain material terms that have subsequently arisen and already been orally agreed upon by the Executive and the Employer; and

     WHEREAS, the parties desire to enter into this Restated Employment Agreement to supercede the February 1998 Agreement and to accurately memorialize in writing all of the terms and conditions of the Executive's employment by the Employer in a senior executive, managerial and supervisory capacity, which position is currently the Executive Vice President/Operations of Employer.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties herein contained, it is agreed by and between the parties as follows:

     1. Employment. Employer hereby agrees to employ Executive on a full-time basis and Executive agrees to serve Employer on a full-time basis as Executive Vice President/Operations or other senior executive, managerial and supervisory capacity, subject to the direction and control of the Chief Executive Officer of Employer, said employment being upon the terms and conditions herein set forth. It is the intention of the parties that this Agreement supersedes and replaces in its entirety the February 1998 Agreement.

     2. Term. The term of this Agreement shall be from the date of execution by the Executive to December 31, 2002 unless otherwise terminated in accordance with the provisions of Sections 6 or 14.

     3. Best Efforts. Executive agrees, as long as this Agreement is in effect, to continue to devote his same best efforts and the same time and attention to the business of Employer that he is presently devoting to said business of Employer, and to the performance of such executive, managerial and supervisory duties of a similar nature to those performed for Employer during the period of service preceding this Agreement.

     4. Non-Compete. Except as set forth in the third paragraph of this Section 4, Executive shall not, as long as this Agreement is in effect, engage in, or be interested in, in any active capacity, any business other than that of Employer or any affiliate, associate or subsidiary corporation of Employer. It is the express intent of the Employer and the Executive that:
(i) the covenants and affirmative obligations in this Section be binding obligations to be enforced to the fullest extent permitted by law; (ii) in the event of any determination of unenforceability of the scope of any covenant or obligation, its limitation which a court of competent jurisdiction deems fair and reasonable, shall be the sole basis for relief from the full enforcement thereof; and (iii) in no event shall the covenants or obligations in this Section be deemed wholly unenforceable.

     In addition, except as set forth in the third paragraph of this Section 4, Executive shall not for a period of two years after the termination of employment with Employer (whether such termination is by reason of the expiration of this Agreement or for any other reason) compete with or directly or indirectly own, control, manage, operate, join or participate in the ownership, control, management or operation of any business which competes with any present or future business of Employer at the time of such termination.

     No provision contained in this paragraph shall restrict Executive from making investments in other ventures which are not competitive with Employer, or restrict Executive from engaging, during non-business hours, in any other such non-competitive business or restrict Executive from owning less than five per cent of the outstanding securities of companies which compete with any present or future business of Employer and which are listed on a national stock exchange or actively traded on the NASDAQ National Market System.

     5. Compensation; Benefits. Employer agrees to compensate Executive for his services at a minimum annual base salary during any year of this Agreement (January 1 to December 31) of the higher of $393,000 or the base salary at the end of the immediately preceding year of this Agreement. Such base salary shall be payable at least monthly and shall be increased as determined (in its sole discretion) by Employer.

     Executive shall also be entitled to participate in the Standex Long Term Incentive Program, the Standex Annual Incentive Program, the Standex Executive Security Program, the Standex Supplemental Executive Retirement Plan ("SERP"), the Standex Retirement Savings Plan and in such other benefit plans and programs as are made available from time to time to executives of the Employer. Executive shall be entitled to use an automobile furnished at the expense of Employer in accordance with Employer's policy on this subject, as such policy shall be revised from time to time.

     6.   Termination.
     A. Death. Executive's employment shall terminate forthwith upon his death and all liability of Employer under this Agreement or otherwise shall thereupon cease except for any compensation for past services remaining unpaid and for benefits due to Executive's estate or to others under the terms of any benefit plan or agreement then in effect.

     B. Disability. In the event that Executive becomes substantially disabled during the term of this Agreement for a period of six consecutive months so that he is unable, in the reasonable opinion of Employer, to perform the services as contemplated herein, then Employer, at its option, may terminate Executive's employment and this Agreement upon at least six (6) additional months advance written notification to Executive. Until such termination option is exercised and the six month period has been satisfied or as otherwise mutually agreed in writing, Executive will continue to receive his full salary and fringe benefits during any period of illness or other disability, regardless of duration.

     C. Material Breach. In the event of a material breach of the terms of this Agreement by Executive or Employer, the non-breaching party may cause this Agreement to be terminated on 90 days written notice, provided, however, that termination by Employer for material breach following a change of control, as defined in Section 14, shall be effective only upon twelve (12) months prior written notice. Employer may remove Executive from all duties and authority commencing on the first day of any such notice period, however, payment of compensation and participation in all benefits shall continue through the last day of such notice period. For purposes of this Agreement material breach shall be defined as:

   (i) an act or acts of dishonesty on the Executive's part which are intended to result in his substantial personal enrichment at the expense of the Employer; or

  (ii)  the Executive
        willfully, deliberately and continuously fails to materially and substantially perform his duties hereunder and which result in material injury to the Employer (other than such failure resulting from the Executive's incapacity due to physical or mental disability) after demand for substantial performance is given by the Employer to the Executive specifically identifying the manner in which the Employer believes the Executive has not materially and substantially performed his duties hereunder.

     No action, or failure to act, shall be considered "willful" if it is done by the Executive in good faith and with reasonable belief that his action or omission was in the best interest of the Employer.

     D. Legal Expenses. It is further agreed that Employer will pay all reasonable legal expenses of Executive in the event that Executive defends or brings any action under this Agreement, provided, however, that Employer shall not be obligated to pay the legal expenses of Executive if, in good faith, the Board of Directors determines that, Executive acted in a manner Executive believed to be adverse to the best interests of Employer or that Executive should have known that his conduct was unlawful.
Notwithstanding such a determination, the Board shall be obligated to reimburse Executive for said legal expenses if he successfully defends or successfully prosecutes his case.

     7. Notices. Any notice to be given pursuant to this Agreement shall be sent by certified mail, postage prepaid, or by fax (with a copy mailed via first class mail, postage pre-paid) or delivered in person to the parties at the following addresses or at such other address as either party may from time to time in writing designate:

     To Executive:

       David R. Crichton
       7 Highland Road
       Windham, NH 03087

     To Employer:

       Standex International Corporation
       6 Manor Parkway
       Salem, New Hampshire 03079
       Attention:  Edward J. Trainor

     8. Invention and Trade Secret Agreement. Executive agrees that the Invention and Trade Secret Agreement dated June 22, 1976, by and between Executive and Standex International Corporation and signed by Executive shall remain in full force and effect while this Agreement is in effect and, as provided in the Invention and Trade Secret Agreement, after termination hereof.

     9. Specific Performance. It is acknowledged by both parties that damages will be an inadequate remedy to Employer in the event that Executive breaches or threatens to breach his commitments under Section 4 or under the Invention and Trade Secret Agreement. Therefore, it is agreed that Employer, may institute and maintain an action or proceeding to compel the specific performance of the promises of Executive contained herein and therein. Such remedy shall, however, be cumulative, and not exclusive, to any other remedy which Employer may have.

     10. Survival. The obligations contained in Sections 4 and 8 shall survive the termination of this Agreement. In addition, the termination of this Agreement shall not affect any of the rights or obligations of either party arising prior to or at the time of the termination of this Agreement or which may arise by any event causing the termination of this Agreement.

     11. Covenants Severable. In the event that any covenant of this Agreement shall be determined invalid or unenforceable and the remaining provisions can be given effect, then such remaining provisions shall remain in full force and effect.

     12. Entire Agreement; Amendment. This Agreement supersedes any employment understanding or agreement (except the Invention and Trade Secret Agreement) that may have been previously made by Employer or its respective subsidiaries or affiliates with Executive.
This Agreement, together with the Invention and Trade Secret Agreement, represents all the terms and conditions and the entire agreement between the parties hereto with respect to the employment of Executive by Employer. This Agreement may be modified or amended only by written agreement signed by Employer and Executive.

     13. Assignment. This Agreement is personal between Employer and Executive and may not be assigned; provided, however, that Employer shall have the absolute right at any time, or from time to time, to sell or otherwise dispose of its assets or any part thereof or to reconstitute the same into one or more subsidiary corporations or divisions or to merge, consolidate or enter into similar transactions. In the event of any such transaction, the term "Employer" as used herein shall mean and include such successor corporation.

     14.  Change of Control.

     A. In the event of a change in control of Employer required to be reported under Item 6(e) of Schedule 14A of Regulation 14A of the Securities Exchange Act of 1934:

   (i) Employer may terminate Executive's employment only upon conclusive evidence of substantial and indisputable intentional personal malfeasance in office such as a conviction for embezzlement of Employer's funds; and

  (ii) Executive may terminate his employment at any time if there is a change in his general area of responsibility, title or place of employment, or if his salary or benefits are lessened or diminished.

     B. Following a change of control of Employer, any termination of Executive's employment either by Executive pursuant to Section 14.A.(ii) or by Employer under any circumstances other than involving conclusive evidence of substantial and indisputable intentional personal malfeasance in office, then:

   (i) Executive shall be promptly paid a lump sum payment equal to three times his current annual base salary plus three times the most recent annual bonus paid to him;

  (ii) Executive shall become 100% vested in all benefit plans in which he participates including but not limited to the Standex Retirement Savings Plan, the Management Savings Program portion of the Standex Annual Incentive Program and all restricted stock options and performance share units granted under the Standex Long Term Incentive Program and any other stock option plans of the Employer;

 (iii) Three years of benefit service shall be added to the years of service credited to Executive under the Standex
        Retirement Plan;

  (iv) The salary and bonus paid under Section 8.B.(i) shall be deemed the Executive's compensation during such three additional years for purposes of the computation of his pension under the Standex Retirement Plan;

   (v) All life insurance and medical plan benefits covering the Executive and his dependents shall be continued at the expense of Employer for the three-year period following such termination as if the Executive were still an employee of the Employer; and

  (vi) In the event that any payment or distribution of any type to or for the benefit of the Executive made by the Employer, by any of its affiliates, by any person or entity which acquires ownership or effective control or ownership of a substantial portion of the Employer's assets within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and all related regulations or any similar federal tax that may hereinafter be imposed, whether paid or payable or distributed or distributable pursuant to this Agreement or otherwise (collectively called the "Total Payments"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, and all related regulations or any similar federal tax that may hereinafter be imposed or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest or penalties are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive from the Employer an additional payment (an "Excise Tax Restoration Payment") in an amount that shall fully fund the payment by the Executive of any Excise Tax on the Total Payments as well as any income taxes imposed on the Excise Tax Restoration Payment, any Excise Tax imposed on the Excise Tax Restoration Payment and any interest or penalties imposed with respect to taxes on the Excise Tax Restoration Payment or any Excise Tax. If the Employer refuses or fails to timely pay the Excise Tax Restoration Payment to the Executive without a good faith lawful justification and such refusal or failure is not corrected within twenty (20) business days after the Executive provides written notice to the Employer concerning the refusal or failure, then the Employer shall immediately pay to the Executive an additional amount equal to 75% of the Executive's last annual base salary as a late fee for the Employer's late payment of the Excise Tax Restoration Payment. The Employer shall furnish to the Executive a written statement setting forth in detail the manner in which the Excise Tax Restoration Payment was calculated and the basis for such calculations, including any opinions or other advice that the Employer received from outside counsel, auditors or consultants. Notwithstanding the foregoing, it is the express intent and desire of the parties that if the Total Payments would trigger an Excise Tax, then the Executive shall be entitled to promptly receive such additional monetary compensation from the Employer as may be necessary to ensure that the Executive's net after tax benefit of the Total Payments would be the same as if no Excise Tax had been imposed upon the Total Payments. In the event of any dispute between the Executive and the Employer involving the Excise Tax Restoration Payment, the matter shall be promptly submitted to binding arbitration on an expedited basis before a mutually acceptable arbitrator at a national accounting firm.

     15. Governing Law; Binding Nature of Agreement. This Agreement shall be construed in accordance with the laws of the State of New Hampshire and shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors and assigns.

     IN WITNESS WHEREOF, Employer has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized and its corporate seal to be hereto affixed, and Executive has executed the within instrument as a sealed document, all as of the day and year first above written.

                           STANDEX INTERNATIONAL CORPORATION


                           By: /s/Edward J. Trainor
                               Edward J. Trainor, President/CEO

ATTEST:


/s/Deborah A. Rosen
Deborah A. Rosen, Secretary



/s/Steven G. Brown               /s/David R. Crichton
Witness                          David R. Crichton


                                                     EXHIBIT 10(b)

                  RESTATED EMPLOYMENT AGREEMENT


     THIS AGREEMENT is made and entered into as of this 1st day of May, 2000, by and between STANDEX INTERNATIONAL CORPORATION, a Delaware corporation with its executive offices in Salem, New
Hampshire (hereinafter referred to as the "Employer"), and

                        EDWARD J. TRAINOR

of   Salem,  New  Hampshire  (hereinafter  referred  to  as   the
"Executive").

                         R E C I T A L S


     WHEREAS, the Executive and the Employer entered into a written Employment Agreement on or about January 28, 1998 (the
"January 1998 Agreement") with respect to the Executive's employment for the Employer; and

     WHEREAS, the January 1998 Agreement at this point in time does not accurately memorialize certain material terms that have subsequently arisen and already been orally agreed upon by the Executive and the Employer; and

     WHEREAS, the parties desire to enter into this Restated Employment Agreement to supercede the January 1998 Agreement and to accurately memorialize in writing all of the terms and conditions of the Executive's employment by the Employer in a senior executive, managerial and supervisory capacity, which position is currently the President/CEO of Employer.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties herein contained, it is agreed by and between the parties as follows:

     1. Employment. Employer hereby agrees to employ Executive on a full-time basis and Executive agrees to serve Employer on a full-time basis as President/CEO of Employer and or other senior executive, managerial and supervisory capacity, subject to the direction and control of the Board of Directors of Employer, said employment being upon the terms and conditions herein set forth. It is the intention of the parties that this Agreement supersedes and replaces in its entirety the January 1998 Agreement.

     2. Term. The initial term of this Agreement shall be three years from January 1, 2000 to December 31, 2002. Upon the expiration of the initial term on December 31, 2002, this Agreement shall automatically renew for an additional three-year term commencing on January 1, 2003, and upon the expiration of the first renewal term on December 31, 2005, this Agreement shall automatically renew for an additional three-year term commencing on January 1, 2006, provided, however, that neither automatic renewal shall occur if this Agreement has been otherwise terminated in accordance with the provisions of Section 6 and, provided further, that neither automatic renewal shall occur if either party has notified the other in writing at least one year in advance of the end of any three-year term stating its intent to terminate the Agreement at the end of that three-year term.

     3. Best Efforts. Executive agrees, as long as this Agreement is in effect, to continue to devote his same best efforts and the same time and attention to the business of Employer that he is presently devoting to said business of Employer, and to the performance of such executive, managerial and supervisory duties of a similar nature to those performed for Employer during the period of service preceding this Agreement.

     4. Non-Compete. Except as set forth in the third paragraph of this Section 4, Executive shall not, as long as this Agreement is in effect, engage in, or be interested in, in any active capacity, any business other than that of Employer or any affiliate, associate or subsidiary corporation of Employer. It is the express intent of the Employer and the Executive that:
(i) the covenants and affirmative obligations in this Section be binding obligations to be enforced to the fullest extent permitted by law; (ii) in the event of any determination of unenforceability of the scope of any covenant or obligation, its limitation which a court of competent jurisdiction deems fair and reasonable, shall be the sole basis for relief from the full enforcement thereof; and (iii) in no event shall the covenants or obligations in this Section be deemed wholly unenforceable.

     In addition, except as set forth in the third paragraph of this Section 4, Executive shall not for a period of two years after the termination of employment with Employer (whether such termination is by reason of the expiration of this Agreement or for any other reason) compete with or directly or indirectly own, control, manage, operate, join or participate in the ownership, control, management or operation of any business which competes with any present or future business of Employer at the time of such termination.

     No provision contained in this paragraph shall restrict Executive from making investments in other ventures which are not competitive with Employer, or restrict Executive from engaging, during non-business hours, in any other such non-competitive business or restrict Executive from owning less than five per cent of the outstanding securities of companies which compete with any present or future business of Employer and which are listed on a national stock exchange or actively traded on the NASDAQ National Market System.

     5. Compensation; Benefits. Employer agrees to compensate Executive for his services at a minimum annual base salary during any year of this Agreement (January 1 to December 31) of the higher of $650,000 or the base salary at the end of the immediately preceding year of this Agreement. Such base salary shall be payable at least monthly and shall be increased as determined (in its sole discretion) by Employer.

     Executive shall also be entitled to participate in the Standex Long Term Incentive Program, the Standex Annual Incentive Program, the Standex Executive Life Insurance Plan, the Standex Supplemental Executive Retirement Plan ("SERP"), the Standex Retirement Savings Plan and in such other benefit plans and programs as are made available from time to time to executives of the Employer. Executive shall be entitled to use an automobile furnished at the expense of Employer in accordance with Employer's policy on this subject, as such policy shall be revised from time to time.

     6.  Termination.

     A. Death. Executive's employment shall terminate forthwith upon his death and all liability of Employer under this Agreement or otherwise shall thereupon cease except for any compensation for past services remaining unpaid and for benefits due to Executive's estate or to others under the terms of any benefit plan or agreement then in effect.

     B. Disability. In the event that Executive becomes substantially disabled during the term of this Agreement for a period of six consecutive months so that he is unable, in the reasonable opinion of Employer, to perform the services as contemplated herein, then Employer, at its option, may terminate Executive's employment and this Agreement upon at least six (6) additional months advance written notification to Executive. Until such termination option is exercised and the six month period has been satisfied or as otherwise mutually agreed in writing, Executive will continue to receive his full salary and fringe benefits during any period of illness or other disability, regardless of duration.

     C. Material Breach. In the event of a material breach of the terms of this Agreement by Executive or Employer, the non-breaching party may cause this Agreement to be terminated on 90 days written notice, provided, however, that termination by Employer for material breach following a change of control, as defined in Section 14, shall be effective only upon twelve (12) months prior written notice. Employer may remove Executive from all duties and authority commencing on the first day of any such notice period, however, payment of compensation and participation in all benefits shall continue through the last day of such notice period. For purposes of this Agreement material breach shall be defined as:

     (i) an act or acts of dishonesty on the Executive's part which are intended to result in his substantial personal enrichment at the expense of the Employer; or

     (ii) the Executive willfully, deliberately and continuously fails to materially and substantially perform his duties hereunder and which results in material injury to the Employer (other than such failure resulting from the Executive's incapacity due to physical or mental disability) after demand for substantial performance is given by the Employer to the Executive specifically identifying the manner in which the Employer believes the Executive has not materially and substantially performed his duties hereunder.

     No action, or failure to act, shall be considered "willful" if it is done by the Executive in good faith and with reasonable belief that his action or omission was in the best interest of the Employer.

     D. Legal Expenses. It is further agreed that Employer will pay all reasonable legal expenses of Executive in the event that Executive defends or brings any action under this Agreement, provided, however, that Employer shall not be obligated to pay the legal expenses of Executive if, in good faith, the Board of Directors determines that, Executive acted in a manner Executive believed to be adverse to the best interests of Employer or that Executive should have known that his conduct was unlawful. Notwithstanding such a determination, the Board shall be obligated to reimburse Executive for said legal expenses if he successfully defends or successfully prosecutes his case.

     7. Notices. Any notice to be given pursuant to this Agreement shall be sent by certified mail, postage prepaid, or by fax (with a copy mailed via first class mail, postage pre-paid) or delivered in person to the parties at the following addresses or at such other address as either party may from time to time in writing designate:

     To Executive:            Edward J. Trainor
                              14 Copper Beech Road
                              Salem, New Hampshire 03079

     To Employer:             Standex International Corporation
                              6 Manor Parkway
                              Salem, New Hampshire 03079

     8. Invention and Trade Secret Agreement. Executive agrees that the Invention and Trade Secret Agreement dated June 18, 1985, by and between Executive and Standex International Corporation and signed by Executive shall remain in full force and effect while this Agreement is in effect and, as provided in the Invention and Trade Secret Agreement, after termination hereof.

     9. Specific Performance. It is acknowledged by both parties that damages will be an inadequate remedy to Employer in the event that Executive breaches or threatens to breach his commitments under Section 4 or under the Invention and Trade Secret Agreement. Therefore, it is agreed that Employer, may institute and maintain an action or proceeding to compel the specific performance of the promises of Executive contained herein and therein. Such remedy shall, however, be cumulative, and not exclusive, to any other remedy which Employer may have.

     10. Survival. The obligations contained in Sections 4 and 8 shall survive the termination of this Agreement. In addition, the termination of this Agreement shall not affect any of the rights or obligations of either party arising prior to or at the time of the termination of this Agreement or which may arise by any event causing the termination of this Agreement.

     11. Covenants Severable. In the event that any covenant of this Agreement shall be determined invalid or unenforceable and the remaining provisions can be given effect, then such remaining provisions shall remain in full force and effect.

     12. Entire Agreement; Amendment. This Agreement supersedes any employment understanding or agreement (except the Invention and Trade Secret Agreement) that may have been previously made by Employer or its respective subsidiaries or affiliates with Executive. This Agreement, together with the Invention and Trade Secret Agreement, represents all the terms and conditions and the entire agreement between the parties hereto with respect to the employment of Executive by Employer. This Agreement may be modified or amended only by written agreement signed by Employer and Executive.

     13. Assignment. This Agreement is personal between Employer and Executive and may not be assigned; provided, however, that Employer shall have the absolute right at any time, or from time to time, to sell or otherwise dispose of its assets or any part thereof or to reconstitute the same into one or more subsidiary corporations or divisions or to merge, consolidate or enter into similar transactions. In the event of any such transaction, the term "Employer" as used herein shall mean and include such successor corporation.

     14.  Change of Control.

   A. In the event of a change in control of Employer required to be reported under Item 6(e) of Schedule 14A of Regulation 14A of the Securities Exchange Act of 1934:

   (i) Employer may terminate Executive's employment only upon conclusive evidence of substantial and indisputable intentional personal malfeasance in office such as a conviction for embezzlement of Employer's funds; and

  (ii) Executive may terminate his employment at any time if there is a change in his general area of responsibility, title or place of employment, or if his salary or benefits are lessened or diminished.

   B. Following a change of control of Employer, any termination of Executive's employment either by Executive pursuant to Section 14.A.(ii) or by Employer under any circumstances other than involving conclusive evidence of substantial and indisputable intentional personal malfeasance in office, then:

   (i) Executive shall be promptly paid a lump sum payment equal to three times his current annual base salary plus three times the most recent annual bonus paid to him;

  (ii) Executive shall become 100% vested in all benefit plans in which he participates including but not limited to the Standex Retirement Savings Plan, the Management Savings Program portion of the Standex Annual Incentive Program and all restricted stock options and performance share units granted under the Standex Long Term Incentive Program and any other stock option plans of the Employer;

 (iii) Three years of benefit service shall be added to the years of service credited to Executive under the Standex
        Retirement Plan;

  (iv) The salary and bonus paid under Section 8.B.(i) shall be deemed the Executive's compensation during such three additional years for purposes of the computation of his pension under the Standex Retirement Plan;

   (v) All life insurance and medical plan benefits covering the Executive and his dependents shall be continued at the expense of Employer for the three-year period following such termination as if the Executive were still an employee of the Employer; and

  (vi) In the event that any payment or distribution of any type to or for the benefit of the Executive made by the Employer, by any of its affiliates, by any person or entity which acquires ownership or effective control or ownership of a substantial portion of the Employer's assets within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and all related regulations or any similar federal tax that may hereinafter be imposed, whether paid or payable or distributed or distributable pursuant to this Agreement or otherwise (collectively called the "Total Payments"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, and all related regulations or any similar federal tax that may hereinafter be imposed or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest or penalties are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive from the Employer an additional payment (an "Excise Tax Restoration Payment") in an amount that shall fully fund the payment by the Executive of any Excise Tax on the Total Payments as well as any income taxes imposed on the Excise Tax Restoration Payment, any Excise Tax imposed on the Excise Tax Restoration Payment and any interest or penalties imposed with respect to taxes on the Excise Tax Restoration Payment or any Excise Tax. If the Employer refuses or fails to timely pay the Excise Tax Restoration Payment to the Executive without a good faith lawful justification and such refusal or failure is not corrected within twenty (20) business days after the Executive provides written notice to the Employer concerning the refusal or failure, then the Employer shall immediately pay to the Executive an additional amount equal to 75% of the Executive's last annual base salary as a late fee for the Employer's late payment of the Excise Tax Restoration Payment. The Employer shall furnish to the Executive a written statement setting forth in detail the manner in which the Excise Tax Restoration Payment was calculated and the basis for such calculations, including any opinions or other advice that the Employer received from outside counsel, auditors or consultants. Notwithstanding the foregoing, it is the express intent and desire of the parties that if the Total Payments would trigger an Excise Tax, then the Executive shall be entitled to promptly receive such additional monetary compensation from the Employer as may be necessary to ensure that the Executive's net after tax benefit of the Total Payments would be the same as if no Excise Tax had been imposed upon the Total Payments. In the event of any dispute between the Executive and the Employer involving the Excise Tax Restoration Payment, the matter shall be promptly submitted to binding arbitration on an expedited basis before a mutually acceptable arbitrator at a national accounting firm.

     15. Governing Law; Binding Nature of Agreement. This Agreement shall be construed in accordance with the laws of the State of New Hampshire and shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors and assigns.

     IN WITNESS WHEREOF, Employer has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized and its corporate seal to be hereto affixed, and Executive has executed the within instrument as a sealed document, all as of the day and year first above written.

                           STANDEX INTERNATIONAL CORPORATION


                           By:     /s/Thomas L. King
                                   Thomas L. King
                           Its:    Chairman of the Board

Attest:/s/Deborah A. Rosen
       Deborah A. Rosen, Secretary


                           /s/Edward J. Trainor
                           Edward J. Trainor


Witness:  /s/Colleen R. Saulnier


                                              EXHIBIT 10(c)

                  RESTATED EMPLOYMENT AGREEMENT


    THIS AGREEMENT is made and entered into as of this 1st day of May, 2000, by and between STANDEX INTERNATIONAL CORPORATION, a
Delaware corporation, with its executive offices in Salem, New
Hampshire (hereinafter referred to as "Employer"), and

-------------------------- EDWARD F. PAQUETTE -------------------
                             -------

of Milton, Massachusetts (hereinafter referred to as "Executive").

     WHEREAS, the Executive and the Employer entered into a written Employment Agreement on or about June 2, 1997 (the "June
1997 Agreement") with respect to the Executive's employment for the Employer; and

     WHEREAS, the June 1997 Agreement at this point in time does not accurately memorialize certain material terms that have subsequently arisen and already been orally agreed upon by the Executive and the Employer; and

     WHEREAS, the parties desire to enter into this Restated Employment Agreement to supercede the June 1997 Agreement and to accurately memorialize in writing all of the terms and conditions of the Executive's employment by the Employer in a senior executive, managerial and supervisory capacity, which position is currently the Vice President/Chief Financial Officer of Employer.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties herein contained, it is agreed by and between the parties as follows:

    1. Employment. Employer hereby agrees to employ Executive on a full-time basis and Executive agrees to serve Employer on a full-time basis as Vice President/Chief Financial Officer or other senior executive, managerial and supervisory capacity, subject to the direction and control of the Chief Executive Officer of Employer, said employment being upon the terms and conditions herein set forth. It is the intention of the parties that this Agreement supersedes and replaces in its entirety the June 1997 Agreement

    2. Term. The term of this Agreement shall be from the date of execution by the Executive to August 31, 2001 unless otherwise terminated in accordance with the provisions of Sections 7 or 14.

    3. Best Efforts. Executive agrees, as long as this Agreement is in effect, to devote his best efforts and his full time and attention to the business of Employer and to the performance of such executive, managerial and supervisory duties assigned to him.

     4. Non-Compete. Except as set forth in the third paragraph of this Section 4, Executive shall not, as long as this Agreement is in effect, engage in, or be interested in, in any active capacity, any business other than that of Employer or any affiliate, associate or subsidiary corporation of Employer. It is the express intent of the Employer and the Executive that:
(i) the covenants and affirmative obligations in this Section be binding obligations to be enforced to the fullest extent permitted by law; (ii) in the event of any determination of unenforceability of the scope of any covenant or obligation, its limitation which a court of competent jurisdiction deems fair and reasonable, shall be the sole basis for relief from the full enforcement thereof; and (iii) in no event shall the covenants or obligations in this Section be deemed wholly unenforceable.
    In addition, except as set forth in the third paragraph of this Section 4, Executive shall not for a period of two years after the termination of employment with Employer (whether such termination is by reason of the expiration of this Agreement or for any other reason) compete with or directly or indirectly own, control, manage, operate, join or participate in the ownership, control, management or operation of any business which competes with any present or future business of Employer at the time of such termination.

    No provision contained in this Section 4 shall restrict Executive from making investments in other ventures which are not competitive with Employer, or restrict Executive from engaging, during non-business hours, in any other such non-competitive business or restrict Executive from owning less than five per cent of the outstanding securities of companies which compete with any present or future business of Employer and which are listed on a national stock exchange or actively traded on the NASDAQ National Market System.

    5. Compensation; Benefits. Employer agrees to compensate Executive for his services at a minimum annual base salary during any year of this Agreement (January 1 to December 31) of the higher of $283,000 or the base salary at the end of the immediately preceding year of this Agreement. Such base salary shall be payable at least monthly and shall be increased as determined (in its sole discretion) by Employer.

    Executive shall also be entitled to participate in the Standex Long Term Incentive Program, the Standex Annual Incentive Program, and in such other benefit plans and programs as are made available to executives of the Employer, provided, however, Executive agrees that he will not be entitled to participate in the Standex International Corporation Retirement Savings Plan. Executive shall be entitled to use an automobile furnished at the expense of Employer in accordance with Employer's policy on this subject, as such policy shall be revised from time to time.

    6.   Stock Options.  The Employer in accordance with the June
1997 Agreement has granted the following stock options to
Executive:

     A. Incentive Stock Options. In September, 1997, in January, 1998 and in January, 1999, the Employer granted an amount of incentive stock options to Executive determined by dividing the applicable market price of Standex Common Stock on the New York Stock Exchange into $100,000 and rounding that result down to the nearest 100 shares. The above options will vest 50% at the end of the first anniversary of the date of grant and 50% at the end of the second anniversary. The terms of each of these options will be five years.

     B. Non-Statutory. In September, 1997, the Employer granted a non-statutory stock option to Executive covering 15,000 shares of Standex Common Stock at an exercise price of $5.00 below the market price of the stock at the time. Vesting on this option will occur 1/3 on the first anniversary of the date of grant, 1/3 on the second anniversary and 1/3 on the third anniversary. The term of the option will be ten years.

     C. Option Grants in Accordance with Plan. All option grants mentioned in A and B above were made under the provisions of the Standex International Corporation 1994 Stock Option Plan.

     7.  Termination.

     A. Death. Executive's employment shall terminate forthwith upon his death and all liability of Employer under this Agreement or otherwise shall thereupon cease except for any compensation for past services remaining unpaid and for benefits due to Executive's estate or to others under the terms of any benefit plan or agreement then in effect.

     B. Disability. In the event that Executive becomes substantially disabled during the term of this Agreement for a period of six consecutive months so that he is unable, in the reasonable opinion of Employer, to perform the services as contemplated herein, then Employer, at its option, may terminate Executive's employment and this Agreement upon at least six (6) additional months advance written notification to Executive. Until such termination option is exercised and the six month period has been satisfied or as otherwise mutually agreed in writing, Executive will continue to receive his full salary and fringe benefits during any period of illness or other disability, regardless of duration.

     C. Material Breach. In the event of a material breach of the terms of this Agreement by Executive or Employer, the non-breaching party may cause this Agreement to be terminated on ninety days advance written notice, provided, however, that termination by Employer for material breach following a change of control, as defined in Section 15, shall be effective only upon twelve (12) months prior written notice. Employer may remove Executive from all duties and authority commencing on the first day of any such notice period, however, payment of compensation and participation in all benefits shall continue through the last day of such notice period.

     D. Termination for Convenience by Executive. At any time prior to the commencement of the term of this Agreement as well as during the term, the Executive may terminate this Agreement, for any reason or for no reason, with at least ninety days advance written notice to the Employer. Executive's base salary and benefits shall be continued through his selected date of termination.

     E. Termination for Convenience by Employer. At any time during the term of this Agreement, the Employer may terminate this Agreement, for any reason or for no reason, with at least ninety days advance written notice to Executive provided the Employer pays as severance to the Executive one-half of one year's base pay over the course of the six months following the termination.

     F. Legal Expenses. It is further agreed that Employer will pay all reasonable legal expenses of Executive in the event that Executive defends or brings any action under this Agreement, provided, however, that Employer shall not be obligated to pay the legal expenses of Executive if, in good faith, the Board of Directors determines that, Executive acted in a manner Executive believed to be adverse to the best interests of Employer or that Executive should have known that his conduct was unlawful.
Notwithstanding such a determination, the Board shall be obligated to reimburse Executive for said legal expenses if he successfully defends or successfully prosecutes his case.

    8. Notices. Any notice to be given pursuant to this Agreement shall be sent by certified mail, postage prepaid, or by fax (with a copy mailed via first class mail, postage pre-paid) or delivered in person to the parties at the following addresses or at such other address as either party may from time to time in writing designate:

     To Executive:       Edward F. Paquette
                         88 Columbine Road
                         Milton, Massachusetts 02186

     To Employer:        Standex International Corporation
                         6 Manor Parkway
                         Salem, New Hampshire 03079
                         Attention:  Edward J. Trainor

    9. Invention and Trade Secret Agreement. Executive agrees that the Invention and Trade Secret Agreement dated June 2, 1997, by and between Executive and Standex International Corporation and signed by the Executive shall remain in full force and effect while this Agreement is in effect and, as provided in the Invention and Trade Secret Agreement, after termination hereof.

    10. Specific Performance. It is acknowledged by both parties that damages will be an inadequate remedy to Employer in the event that Executive breaches or threatens to breach his commitments under Section 4 or under the Invention and Trade Secret Agreement. Therefore, it is agreed that Employer, may institute and maintain an action or proceeding to compel the specific performance of the promises of Executive contained herein and therein. Such remedy shall, however, be cumulative, and not exclusive, to any other remedy that Employer may have.

    11. Survival. The obligations contained in Sections 4 and 10 shall survive the termination of this Agreement. In addition, the termination of this Agreement shall not affect any of the rights or obligations of either party arising prior to or at the time of the termination of this Agreement or which may arise by any event causing the termination of this Agreement.

    12. Covenants Severable. In the event that any covenant of this Agreement shall be determined invalid or unenforceable and the remaining provisions can be given effect, then such remaining provisions shall remain in full force and effect.

    13. Entire Agreement; Amendment. This Agreement supersedes any employment understanding or agreement (except the Invention and Trade Secret Agreement) which may have been previously made by Employer or its respective subsidiaries or affiliates with Executive. This Agreement, together with the Invention and Trade Secret Agreement, represents all the terms and conditions and the entire agreement between the parties hereto with respect to the employment of Executive by Employer. This Agreement may be modified or amended only by written agreement signed by Employer and Executive.

    14. Assignment. This Agreement is personal between Employer and Executive and may not be assigned; provided, however, that Employer shall have the absolute right at any time, or from time to time, to sell or otherwise dispose of its assets or any part thereof or to reconstitute the same into one or more subsidiary corporations or divisions or to merge, consolidate or enter into similar transactions. In the event of any such transaction, the term "Employer" as used herein shall mean and include such successor corporation.

    15.  Change of Control.

     A. In the event of a change in control of Employer required to be reported under Item 6(e) of Schedule 14A of Regulation 14A of the Securities Exchange Act of 1934, Executive may terminate his employment at any time if there is a change in his general area of responsibility, title or place of employment, or if his salary or benefits are lessened or diminished.

     Following a change of control of Employer, any termination of Executive's employment by Executive pursuant to the immediately preceding sentence, then:

   (i) Executive shall be promptly paid a lump sum payment equal to his current annual base salary plus the amount of the most recent annual bonus paid to him, if any; and

  (ii) Executive shall become 100% vested in all options which have been granted to him under the provisions of Section 6 and in all benefit plans in which he participates including but not limited to the Management Savings Program portion of the Standex Annual Incentive Program and all restricted stock options and performance share units granted under the Standex Long Term Incentive Program and any other stock option plans of the Employer;

 (iii) All life insurance and medical plan benefits covering the Executive and his dependents shall be continued at the expense of Employer for the one-year period following such termination as if the Executive were still an employee of the Employer; and

  (iv) In the event that any payment or distribution of any type to or for the benefit of the Executive made by the Employer, by any of its affiliates, by any person or entity which acquires ownership or effective control or ownership of a substantial portion of the Employer's assets within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and all related regulations or any similar federal tax that may hereinafter be imposed, whether paid or payable or distributed or distributable pursuant to this Agreement or otherwise (collectively called the "Total Payments"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, and all related regulations or any similar federal tax that may hereinafter be imposed or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest or penalties are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive from the Employer an additional payment (an "Excise Tax Restoration Payment") in an amount that shall fully fund the payment by the Executive of any Excise Tax on the Total Payments as well as any income taxes imposed on the Excise Tax Restoration Payment, any Excise Tax imposed on the Excise Tax Restoration Payment and any interest or penalties imposed with respect to taxes on the Excise Tax Restoration Payment or any Excise Tax. If the Employer refuses or fails to timely pay the Excise Tax Restoration Payment to the Executive without a good faith lawful justification and such refusal or failure is not corrected within twenty (20) business days after the Executive provides written notice to the Employer concerning the refusal or failure, then the Employer shall immediately pay to the Executive an additional amount equal to 75% of the Executive's last annual base salary as a late fee for the Employer's late payment of the Excise Tax Restoration Payment. The Employer shall furnish to the Executive a written statement setting forth in detail the manner in which the Excise Tax Restoration Payment was calculated and the basis for such calculations, including any opinions or other advice that the Employer received from outside counsel, auditors or consultants. Notwithstanding the foregoing, it is the express intent and desire of the parties that if the Total Payments would trigger an Excise Tax, then the Executive shall be entitled to promptly receive such additional monetary compensation from the Employer as may be necessary to ensure that the Executive's net after tax benefit of the Total Payments would be the same as if no Excise Tax had been imposed upon the Total Payments. In the event of any dispute between the Executive and the Employer involving the Excise Tax Restoration Payment, the matter shall be promptly submitted to binding arbitration on an expedited basis before a mutually acceptable arbitrator at a national accounting firm.

     16. Governing Law; Binding Nature of Agreement. This Agreement shall be construed in accordance with the laws of the State of New Hampshire and shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors and assigns.

    IN WITNESS WHEREOF, Employer has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized and its corporate seal to be hereto affixed, and Executive has executed the within instrument as a sealed document, all as of the day and year first above written.

                           STANDEX INTERNATIONAL CORPORATION


                           By: /s/Edward J. Trainor
                               Edward J. Trainor, President/CEO

ATTEST:


/s/Deborah A. Rosen
Deborah A. Rosen, Secretary




/s/Steven G. Brown               /s/ Edward F. Paquette
Witness                          Edward F. Paquette

                                               EXHIBIT 10(d)

                      EMPLOYMENT AGREEMENT



     THIS AGREEMENT is made and entered into as of this 1st day of May, 2000, by and between STANDEX INTERNATIONAL CORPORATION, a Delaware corporation with its executive offices in Salem, New
Hampshire (hereinafter referred to as the "Employer"), and


                        DEBORAH A. ROSEN


of Framingham, Massachusetts (hereinafter referred to as the "Executive").


     WHEREAS, Executive has heretofore been and is now employed by Employer in a senior executive, managerial and supervisory capacity, currently serving as Vice President, General Counsel and corporate Secretary; and

     WHEREAS, Employer is desirous of retaining the services of Executive in a senior executive capacity upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties herein contained, it is agreed by and between the parties as follows:

     1. Employment. Employer hereby agrees to employ Executive on a full-time basis and Executive agrees to serve Employer on a full-time basis as Vice President, General Counsel and corporate Secretary or other senior executive, managerial and supervisory capacity, subject to the direction and control of the Chief Executive Officer of Employer, said employment being upon the terms and conditions herein set forth.

     2. Term. The initial term (the "Initial Term") of this Agreement shall commence upon the date it is executed by the Executive and continue through midnight on December 31, 2002, unless otherwise terminated in accordance with the provisions of Sections 6 or 14. Upon the expiration of the Initial Term, this Agreement shall automatically renew for an additional term of three (3) years (the "First Renewal Term") commencing upon January 1, 2003, and upon the expiration of the First Renewal Term, this Agreement shall automatically renew for an additional term of three (3) years (the "Second Renewal Term") commencing upon January 1, 2006. Notwithstanding the foregoing, the First Renewal Term and the Second Renewal Term shall not occur if this Agreement has been otherwise terminated in accordance with the provisions of Sections 6 or 14 and, provided further that neither the First Renewal Term nor the Second Renewal Term shall occur if either party has notified the other in writing at least one (1) year in advance of the end of the existing term of the Agreement stating its intent to terminate the Agreement at the end of that particular term.

     3. Best Efforts. Executive agrees, as long as this Agreement is in effect, to continue to devote her same best efforts and the same time and attention to the business of Employer that she is presently devoting to said business of Employer, and to the performance of such executive, managerial and supervisory duties of a similar nature to those performed for Employer during the period of service preceding this Agreement.

     4. Non-Compete. Except as set forth in the third paragraph of this Section 4, Executive shall not, as long as this Agreement is in effect, engage in, or be interested in, in any active capacity, any business other than that of Employer or any affiliate, associate or subsidiary corporation of Employer. It is the express intent of the Employer and the Executive that: (i) the covenants and affirmative obligations in this Section be binding obligations to be enforced to the fullest extent permitted by law; (ii) in the event of any determination of unenforceability of the scope of any covenant or obligation, its limitation which a court of competent jurisdiction deems fair and reasonable, shall be the sole basis for relief from the full enforcement thereof; and (iii) in no event shall the covenants or obligations in this Section be deemed wholly unenforceable.

     In addition, except as set forth in the third paragraph of this Section 4, Executive shall not for a period of two years after the termination of employment with Employer (whether such termination is by reason of the expiration of this Agreement or for any other reason) compete with or directly or indirectly own, control, manage, operate, join or participate in the ownership, control, management or operation of any business which competes with any present or future business of Employer at the time of such termination.

     Notwithstanding the foregoing restrictions, the Executive, during the two (2) year restriction period shall be entitled to be employed as a private practice attorney in a law firm or corporate environment on the condition and understanding that she will fully abide by and honor the Invention and Trade Secret Agreement referenced in Section 8 below. No provision contained in this paragraph shall restrict Executive from making investments in other ventures which are not competitive with Employer, or restrict Executive from engaging, during non-business hours, in any other such non-competitive business or restrict Executive from owning less than five per cent of the outstanding securities of companies which compete with any present or future business of Employer and which are listed on a national stock exchange or actively traded on the NASDAQ National Market System.

     5. Compensation; Benefits. Employer agrees to compensate Executive for her services at a minimum annual base salary during any year of this Agreement (January 1 to December 31) of the higher of $200,000 or the base salary at the end of the immediately preceding year of this Agreement. Such base salary shall be payable at least monthly and shall be increased as determined (in its sole discretion) by Employer.

     Executive shall also be entitled to participate in the Standex Long Term Incentive Program, the Standex Annual Incentive Program, the Standex Supplemental Executive Retirement Plan ("SERP"), the Standex Retirement Savings Plan and in such other benefit plans and programs as are made available from time to time to executives of the Employer. Executive shall be entitled to use an automobile furnished at the expense of Employer in accordance with Employer's policy on this subject, as such policy shall be revised from time to time.

     6.   Termination.
     A. Death. Executive's employment shall terminate forthwith upon her death and all liability of Employer under this Agreement or otherwise shall thereupon cease except for any compensation for past services remaining unpaid and for benefits due to Executive's estate or to others under the terms of any benefit plan or agreement then in effect.

     B. Disability. In the event that Executive becomes substantially disabled during the term of this Agreement for a period of six consecutive months so that she is unable, in the reasonable opinion of Employer, to perform the services as contemplated herein, then Employer, at its option, may terminate Executive's employment and this Agreement upon at least six (6) additional months advance written notification to Executive. Until such termination option is exercised and the six month period has been satisfied or as otherwise mutually agreed in writing, Executive will continue to receive her full salary and fringe benefits during any period of illness or other disability, regardless of duration.

     C. Material Breach. In the event of a material breach of the terms of this Agreement by Executive or Employer, the non-breaching party may cause this Agreement to be terminated on 90 days written notice, provided, however, that termination by Employer for material breach following a change of control, as defined in Section 14, shall be effective only upon twelve (12) months prior written notice. Employer may remove Executive from all duties and authority commencing on the first day of any such notice period, however, payment of compensation and participation in all benefits shall continue through the last day of such notice period. For purposes of this Agreement material breach shall be defined as:

     (i) an act or acts of dishonesty on the Executive's part which are intended to result in her substantial personal enrichment at the expense of the Employer; or

     (ii) the Executive willfully, deliberately and continuously fails to materially and substantially perform her duties hereunder and which result in material injury to the Employer (other than such failure resulting from the Executive's incapacity due to physical or mental disability) after demand for substantial performance is given by the Employer to the Executive specifically identifying the manner in which the Employer believes the Executive has not materially and substantially performed her duties hereunder.

No action, or failure to act, shall be considered "willful" if it is done by the Executive in good faith and with reasonable belief that her action or omission was in the best interest of the Employer.

     D. Legal Expenses. It is further agreed that Employer will pay all reasonable legal expenses of Executive in the event that Executive defends or brings any action under this Agreement, provided, however, that Employer shall not be obligated to pay the legal expenses of Executive if, in good faith, the Board of Directors determines that, Executive acted in a manner Executive believed to be adverse to the best interests of Employer or that Executive should have known that her conduct was unlawful.
Notwithstanding such a determination, the Board shall be obligated to reimburse Executive for said legal expenses if she successfully defends or successfully prosecutes her case.

     7. Notices. Any notice to be given pursuant to this Agreement shall be sent by certified mail, postage prepaid, or by fax (with a copy mailed via first class mail, postage pre-paid) or delivered in person to the parties at the following addresses or at such other address as either party may from time to time in writing designate:

     To Executive:         Deborah A. Rosen
                           7 Ford Lane
                           Framingham, MA  01701


     To Employer:          Standex International Corporation
                           6 Manor Parkway
                           Salem, New Hampshire 03079
                           Attention:  Edward J. Trainor


     8. Invention and Trade Secret Agreement. Executive agrees that the Invention and Trade Secret Agreement dated October 23, 1985, by and between Executive and Standex International Corporation and signed by Executive shall remain in full force and effect while this Agreement is in effect and, as provided in the Invention and Trade Secret Agreement, after termination hereof.

     9. Specific Performance. It is acknowledged by both parties that damages will be an inadequate remedy to Employer in the event that Executive breaches or threatens to breach her commitments under Section 4 or under the Invention and Trade Secret Agreement. Therefore, it is agreed that Employer, may institute and maintain an action or proceeding to compel the specific performance of the promises of Executive contained herein and therein. Such remedy shall, however, be cumulative, and not exclusive, to any other remedy that Employer may have.

     10. Survival. The obligations contained in Sections 4 and 8 shall survive the termination of this Agreement. In addition, the termination of this Agreement shall not affect any of the rights or obligations of either party arising prior to or at the time of the termination of this Agreement or which may arise by any event causing the termination of this Agreement.

     11. Covenants Severable. In the event that any covenant of this Agreement shall be determined invalid or unenforceable and the remaining provisions can be given effect, then such remaining provisions shall remain in full force and effect.

     12. Entire Agreement; Amendment. This Agreement supersedes any employment understanding or agreement (except the Invention and Trade Secret Agreement) that may have been previously made by Employer or its respective subsidiaries or affiliates with Executive. This Agreement, together with the Invention and Trade Secret Agreement, represents all the terms and conditions and the entire agreement between the parties hereto with respect to the employment of Executive by Employer. This Agreement may be modified or amended only by written agreement signed by Employer and Executive.

     13. Assignment. This Agreement is personal between Employer and Executive and may not be assigned; provided, however, that Employer shall have the absolute right at any time, or from time to time, to sell or otherwise dispose of its assets or any part thereof or to reconstitute the same into one or more subsidiary corporations or divisions or to merge, consolidate or enter into similar transactions. In the event of any such transaction, the term "Employer" as used herein shall mean and include such successor corporation.

     14.  Change of Control.

     A. In the event of a change in control of Employer required to be reported under Item 6(e) of Schedule 14A of Regulation 14A of the Securities Exchange Act of 1934:

   (i) Employer may terminate Executive's employment only upon conclusive evidence of substantial and indisputable intentional personal malfeasance in office such as a conviction for embezzlement of Employer's funds; and

  (ii) Executive may terminate her employment at any time if there is a change in her general area of responsibility, title or place of employment, or if her salary or benefits are lessened or diminished.

     B. Following a change of control of Employer, any termination of Executive's employment either by Executive pursuant to Section 14.A.(ii) or by Employer under any circumstances other than involving conclusive evidence of substantial and indisputable intentional personal malfeasance in office, then:

   (i) Executive shall be promptly paid a lump sum payment equal to three times her current annual base salary plus three times the most recent annual bonus paid to her;

  (ii) Executive shall become 100% vested in all benefit plans in which she participates including but not limited to the Standex Retirement Savings Plan, the Management Savings Program portion of the Standex Annual Incentive Program and all restricted stock options and performance share units granted under the Standex Long Term Incentive Program and any other stock option plans of the Employer;

 (iii) Three years of benefit service shall be added to the years of service credited to Executive under the Standex
        Retirement Plan;

  (iv) The salary and bonus paid under Section 8.B.(i) shall be deemed the Executive's compensation during such three additional years for purposes of the computation of her pension under the Standex Retirement Plan;

   (v) All life insurance and medical plan benefits covering the Executive and her dependents shall be continued at the expense of Employer for the three-year period following such termination as if the Executive were still an employee of the Employer; and

  (vi) In the event that any payment or distribution of any type to or for the benefit of the Executive made by the Employer, by any of its affiliates, by any person or entity which acquires ownership or effective control or ownership of a substantial portion of the Employer's assets within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and all related regulations or any similar federal tax that may hereinafter be imposed, whether paid or payable or distributed or distributable pursuant to this Agreement or otherwise (collectively called the "Total Payments"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, and all related regulations or any similar federal tax that may hereinafter be imposed or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest or penalties are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive from the Employer an additional payment (an "Excise Tax Restoration Payment") in an amount that shall fully fund the payment by the Executive of any Excise Tax on the Total Payments as well as any income taxes imposed on the Excise Tax Restoration Payment, any Excise Tax imposed on the Excise Tax Restoration Payment and any interest or penalties imposed with respect to taxes on the Excise Tax Restoration Payment or any Excise Tax. If the Employer refuses or fails to timely pay the Excise Tax Restoration Payment to the Executive without a good faith lawful justification and such refusal or failure is not corrected within twenty (20) business days after the Executive provides written notice to the Employer concerning the refusal or failure, then the Employer shall immediately pay to the Executive an additional amount equal to 75% of the Executive's last annual base salary as a late fee for the Employer's late payment of the Excise Tax Restoration Payment. The Employer shall furnish to the Executive a written statement setting forth in detail the manner in which the Excise Tax Restoration Payment was calculated and the basis for such calculations, including any opinions or other advice that the Employer received from outside counsel, auditors or consultants. Notwithstanding the foregoing, it is the express intent and desire of the parties that if the Total Payments would trigger an Excise Tax, then the Executive shall be entitled to promptly receive such additional monetary compensation from the Employer as may be necessary to ensure that the Executive's net after tax benefit of the Total Payments would be the same as if no Excise Tax had been imposed upon the Total Payments. In the event of any dispute between the Executive and the Employer involving the Excise Tax Restoration Payment, the matter shall be promptly submitted to binding arbitration on an expedited basis before a mutually acceptable arbitrator at a national accounting firm.

     15. Governing Law; Binding Nature of Agreement. This Agreement shall be construed in accordance with the laws of the State of New Hampshire and shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors and assigns.

     IN WITNESS WHEREOF, Employer has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized and its corporate seal to be hereto affixed, and Executive has executed the within instrument as a sealed document, all as of the day and year first above written.

                           STANDEX INTERNATIONAL CORPORATION


                           By:  /s/Edward J. Trainor
                                Edward J. Trainor, President/CEO

ATTEST:


/s/Steven G. Brown
Steven G. Brown, Assistant Secretary





/s/Donna P. Rodgers              /s/Deborah A. Rosen
Witness                          Deborah A. Rosen